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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                        FORM 8-K

                                     CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  April 2, 2002


                                      PAWNMART, INC.
               (Exact name of registrant as specified in its charter)


           DELAWARE                    1-13919                   75-2520896
  (State of incorporation)     (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


             2175 OLD CONCORD ROAD SE, SUITE 200, SMYRNA, GEORGIA 30080
                        (Address of principal executive offices)


                                    (678) 305-7211
                            (Registrant's telephone number)


               6300 RIDGLEA PLACE, SUITE 724, FORT WORTH, TEXAS 76116
                    (Former address if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 2, 2002, the Company engaged Grant Thornton LLP as the Company's new principal independent accountant to audit the Company's consolidated financial statements as of and for the fiscal year ended February 2, 2002. The client-auditor relationship between the Company and KPMG LLP ("KPMG") will terminate upon completion of the audit of the Company's consolidated financial statements as of and for the year ended February 3, 2001. As of the date hereof, neither of the audits on the Company's consolidated financial statements as of and for the fiscal years ended February 3, 2001 and as of and for the years ended February 2, 2002 has been completed. The termination of the client-auditor relationship was recommended and approved by the Board of Directors of the Company.

     In connection with the audits of the two fiscal years ended January 29, 2000, and the subsequent interim period through May 22, 2002, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of KPMG LLP on the consolidated financial statements of PawnMart, Inc. and subsidiaries as of and for the fiscal years ended January 29, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG LLP's report on the consolidated financial statements of PawnMart, Inc. and subsidiaries as of January 29, 2000 and January 30, 1999 and for each of the years in the three-year period ended January 29, 2000, contained a separate paragraph stating that "the Company has suffered recurring losses from operations, negative cash flows, and is currently experiencing significant difficulties in meeting its obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     A copy of a letter from KPMG addressed to the Securities and Exchange Commission is filed as an Exhibit to this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2002                               PAWNMART, INC.


                                           By: /s/ Robert W. Schleizer
                                              ---------------------------------
                                           Name:   Robert W. Schleizer
                                           Title:  Chief Executive Officer








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                                 INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION

  16.1 Letter from KPMG LLP addressed to the Securities and Exchange Commission dated May 22, 2002.


















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